Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Fourth Quarter 2023 Results
Singapore – November 15, 2023 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced the financial results of its fourth fiscal quarter ended September 30, 2023. The Company reported fourth quarter net revenue of $202.3 million and net income of $23.4 million, representing EPS of $0.41 per fully diluted shares, and non-GAAP net income of $29.4 million, representing non-GAAP EPS of $0.51 per fully diluted share.

Quarterly Results - U.S. GAAP

	Fiscal Q4 2023	Change vs. Fiscal Q4 2022	Change vs. Fiscal Q3 2023
Net Revenue	$202.3 million	down 29.3%	up 6%
Gross Margin	47.4%	up 110 bps	up 20 bps
Operating Margin	9.6%	down 1400 bps	up 1200 bps
Net Income	$23.4 million	down 64%	up 461.3%
Net Margin	11.5%	down 1120 bps	up 930 bps
EPS – Diluted	$0.41	down 62.7%	up 485.7%
Quarterly Results - Non-GAAP

	Fiscal Q4 2023	Change vs. Fiscal Q4 2022	Change vs. Fiscal Q3 2023
Income from Operations	$26.3 million	down 64.3%	up 8.2%
Operating Margin	13.0%	down 1270 bps	up 30 bps
Net Income	$29.4 million	down 58.1%	down 7.8%
Net Margin	14.5%	down 1000 bps	down 220 bps
EPS - Diluted	$0.51	down 57.1%	down 7.3%
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

Fusen Chen, Kulicke & Soffa’s President and Chief Executive Officer, stated, “The General Semiconductor and LED end markets have shown clear improvements in the September quarter. As we execute on a broad range of technology-driven initiatives throughout 2024, we expect industry conditions, and also unique K&S opportunities, to strengthen.”
Kulicke & Soffa’s broadening portfolio of solutions are becoming increasingly technology driven due to a growing industry need for more capable semiconductor and display solutions.

Fiscal Year 2023 Financial Highlights
•Net revenue of $742.5 million.
•Gross margin of 48.3%.
•Net income of $57.1 million or $0.99 per fully diluted share; non-GAAP net income of $105.0 million or $1.82 per fully diluted share.
•GAAP cash from operations of $173.4 million; Adjusted free cash flow of $129.6 million.
•The Company repurchased a total of 1.5 million shares of common stock at a cost of $68.1 million.
•Cash, cash equivalents, and short-term investments were $759.4 million as of September 30, 2023.

Fourth Quarter Fiscal 2023 Financial Highlights
•Net revenue of $202.3 million.
•Gross margin of 47.4%.
•Net income of $23.4 million or $0.41 per fully diluted share; non-GAAP net income of $29.4 million or $0.51 per fully diluted share.
•GAAP cash from operations of $77.5 million; Adjusted free cash flow of $68.5 million.
•The Company repurchased a total of 0.2 million shares of common stock at a cost of $9.2 million.

First Quarter Fiscal 2024 Outlook
While broader cyclical improvements have benefited the utilization rates and demand for Ball Bonding systems, near-term headwinds persist in memory and automotive markets. The Company currently expects net revenue in the first fiscal quarter of 2024, ending December 30, 2023, to be approximately $170.0 million, +/- $10 million, GAAP diluted EPS to be approximately $0.15 +/- 10%, and non-GAAP diluted EPS to be approximately $0.25, +/- 10%.
Management anticipates demand to sequentially improve in the second fiscal quarter 2024 followed by broader demand improvements in the second fiscal half due to both strengthening industry conditions and ongoing execution of several K&S-specific opportunities.

Earnings Conference Call Details
A conference call to discuss these results will be held tomorrow, November 16, 2023, beginning at 8:00am EST. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast and supplemental earnings presentation will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through November 23, 2023 by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13734623. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration cost, impairment relating to assets acquired through business combinations, impairment relating to equity investments, income tax expense arising from discrete tax items triggered by acquisition, restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as non-GAAP metrics to evaluate the Company’s operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors’ ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the financial tables at the end of this press release.
Management has not reconciled its outlook for non-GAAP diluted EPS to diluted EPS for Q1, FY 2024 as it does not provide guidance on the reconciling items between diluted EPS and non-GAAP diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP diluted EPS and, accordingly, a reconciliation of diluted EPS to non-GAAP diluted EPS for Q1, FY 2024 is not available without unreasonable effort.

About Kulicke & Soffa

Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.
Caution Concerning Results and Forward Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the persistent macroeconomic headwinds on our business, our ability to develop, manufacture and gain market acceptance of new products, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 1, 2022, filed on November 17, 2022, and amended on August 8, 2023, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	September 30, 2023	October 1, 2022	September 30, 2023	October 1, 2022
Net revenue	$202,320	$286,313	$742,491	$1,503,620
Cost of sales	106,481	153,626	383,836	755,300
Gross profit	95,839	132,687	358,655	748,320

Operating expenses:
Selling, general and administrative	37,380	31,275	145,493	134,869
Research and development	37,616	32,356	144,701	136,852
Impairment charges	—	—	21,535	1,346
Acquisition-related cost	13	118	511	118
Amortization of intangible assets	1,356	1,374	6,099	4,917
Restructuring	—	20	879	146
Total operating expenses	76,365	65,143	319,218	278,248
Income from operations	19,474	67,544	39,437	470,072
Other income / (expense):
Interest income	9,500	4,025	32,906	7,124
Interest expense	(26)	(35)	(142)	(208)
Income before income taxes	28,948	71,534	72,201	476,988
Income tax expense	5,591	6,630	15,053	43,443
Net income	$23,357	$64,904	$57,148	$433,545

Net income per share:
Basic	$0.41	$1.12	$1.01	$7.21
Diluted	$0.41	$1.10	$0.99	$7.09

Cash dividends declared per share	$0.19	$0.17	$0.76	$0.68

Weighted average shares outstanding:
Basic	56,442	57,804	56,682	60,164
Diluted	57,408	58,816	57,548	61,182

	Three months ended		Twelve months ended
Supplemental financial data:	September 30, 2023	October 1, 2022	September 30, 2023	October 1, 2022
Depreciation and amortization	$8,111	$5,520	$28,857	$21,293
Capital expenditures	4,217	21,020	47,702	32,233
Equity-based compensation expense:
Cost of sales	289	233	1,192	960
Selling, general and administrative	3,841	3,426	16,239	13,911
Research and development	1,311	854	5,313	4,115
Total equity-based compensation expense	$5,441	$4,513	$22,744	$18,986

	As of
	September 30, 2023	October 1, 2022
Number of employees	3,025	3,167

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	September 30, 2023	October 1, 2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$529,402	$555,537
Short-term investments	230,000	220,000
Accounts and notes receivable, net of allowance for doubtful accounts of $49 and $0 respectively	158,601	309,323
Inventories, net	217,304	184,986
Prepaid expenses and other current assets	53,751	62,200
TOTAL CURRENT ASSETS	1,189,058	1,332,046

Property, plant and equipment, net	110,051	80,908
Operating right-of-use assets	47,148	41,767
Goodwill	88,673	68,096
Intangible assets, net	29,357	31,939
Deferred tax assets	31,551	25,572
Equity investments	716	5,397
Other assets	3,223	2,874
TOTAL ASSETS	$1,499,777	$1,588,599

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	49,302	67,311
Operating lease liabilities	6,574	6,766
Accrued expenses and other current liabilities	103,005	134,541
Income taxes payable	22,670	40,063
TOTAL CURRENT LIABILITIES	181,551	248,681

Deferred tax liabilities	37,264	34,037
Income taxes payable	52,793	64,634
Operating lease liabilities	41,839	34,927
Other liabilities	11,769	11,670
TOTAL LIABILITIES	$325,216	$393,949

SHAREHOLDERS' EQUITY
Common stock, no par value	577,727	561,684
Treasury stock, at cost	(737,214)	(675,800)
Retained earnings	1,355,810	1,341,666
Accumulated other comprehensive loss	(21,762)	(32,900)
TOTAL SHAREHOLDERS' EQUITY	$1,174,561	$1,194,650

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,499,777	$1,588,599

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	September 30, 2023	October 1, 2022	September 30, 2023	October 1, 2022
Net cash provided by operating activities	$77,492	$116,563	$173,404	$390,188
Net cash provided by / (used in) investing activities, continuing operations	70,386	67,457	(91,338)	133,799
Net cash used in financing activities, continuing operations	(19,518)	(70,286)	(111,876)	(321,191)
Effect of exchange rate changes on cash and cash equivalents	(764)	(3,978)	3,675	(10,047)
Changes in cash and cash equivalents	127,596	109,756	(26,135)	192,749
Cash and cash equivalents, beginning of period	401,806	445,781	555,537	362,788
Cash and cash equivalents, end of period	$529,402	$555,537	$529,402	$555,537

Short-term investments	230,000	220,000	230,000	220,000
Total cash, cash equivalents, and short-term investments	$759,402	$775,537	$759,402	$775,537

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(In thousands, except percentages)
(unaudited)

	Three months ended
	September 30, 2023	October 1, 2022	July 1, 2023
Net revenue	$202,320	$286,313	$190,917
U.S. GAAP income from operations	19,474	67,544	(4,488)
U.S. GAAP operating margin	9.6%	23.6%	(2.4)%

Pre-tax non-GAAP items:
Amortization related to intangible assets	$1,356	$1,374	1,786
Acquisition-related costs	13	118	57
Equity-based compensation	5,441	4,513	5,403
Restructuring	—	20	—
Impairment charges	—	—	21,535
Non-GAAP income from operations	$26,284	$73,569	$24,293
Non-GAAP operating margin	13.0%	25.7%	12.7%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Twelve months ended	Three months ended
	September 30, 2023	September 30, 2023	October 1, 2022	July 1, 2023
Net revenue	$742,491	$202,320	$286,313	$190,917
U.S. GAAP net income	57,148	23,357	64,904	4,161
U.S. GAAP net margin	7.7%	11.5%	22.7%	2.2%

Non-GAAP adjustments:
Amortization related to intangible assets	$6,099	$1,356	$1,374	1,786
Restructuring	879	—	20	—
Acquisition-related costs	511	13	118	57
Equity-based compensation	22,744	5,441	4,513	5,403
Impairment charges	21,535	—	—	21,535
Net income tax benefit on non-GAAP items	(3,928)	(758)	(689)	(1,060)
Total non-GAAP adjustments	47,840	6,052	5,336	27,721
Non-GAAP net income	104,988	29,409	70,240	31,882
Non-GAAP net margin	14.1%	14.5%	24.5%	16.7%

U.S. GAAP net income per share:
Basic	1.01	0.41	1.12	0.07
Diluted(a)	0.99	0.41	1.10	0.07

Non-GAAP adjustments per share:(b)
Basic	0.84	0.11	0.10	0.49
Diluted	0.83	0.10	0.09	0.48

Non-GAAP net income per share:
Basic	$1.85	$0.52	$1.22	$0.56
Diluted(c)	$1.82	$0.51	$1.19	$0.55

Weighted average shares outstanding:
Basic	56,682	56,442	57,804	56,553
Diluted	57,548	57,408	58,816	57,519

(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, acquisition and integration cost, equity-based compensation expenses, impairment relating to assets acquired through business combinations, impairment relating to equity investments, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Twelve months ended	Three months ended
	September 30, 2023	September 30, 2023	October 1, 2022	July 1, 2023
U.S. GAAP net cash provided by operating activities	$173,404	$77,492	$116,563	$8,976
Expenditures for property, plant and equipment	(44,406)	(9,281)	(12,605)	(10,610)
Proceeds from sales of property, plant and equipment	591	273	62	83

Non-GAAP adjusted free cash flow	129,589	68,484	104,020	(1,551)